Supplement to the Statement of Additional Information
                                     for the
                    Lincoln Variable Insurance Products Trust
                              Dated April 30, 2008


On Page 27, the fourth and fifth paragraphs after the advisory fee table are to be deleted and replaced with the following:

     With respect to the LVIP SSgA Bond Index Fund, LIA has contractually agreed to waive the following portion of its advisory fee: 0.07% on the fist $500,000,000 of average daily net assets of the Fund; 0.12% of the excess over $500,000,000 of average daily net assets of the Fund.

     With respect to the LVIP SSgA International Index Fund, LIA has contractually agreed to waive the following portion of its advisory fee:
     0.06% on the fist $500,000,000 of average daily net assets of the Fund; 0.09% of the excess over $500,000,000 of average daily net assets of the Fund.



Dated July 11, 2008



                 Please keep this Supplement with your records.